11. Employee and Director Benefit Programs (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Employee And Director Benefit Programs Details 2
Service cost	$ 334	$ 348	$ 336
Interest cost	65	67	65
Net periodic cost	$ 399	$ 415	$ 401
Weighted average discount rate assumption used to determine benefit obligation	5.47%	5.47%	5.46%